Discontinued operation (Details)	12 Months Ended
	Jun. 30, 2013 USD ($)	Jun. 30, 2013 CNY	Jun. 30, 2012 CNY	Jun. 30, 2011 CNY
Net revenue	$ 0	0	0	211,532,854
Cost of revenue				(242,264,157)
Gross loss				(30,731,303)
Total operating expenses				(374,518,905)
Gain on disposal of ELP business	0	0	0	11,936,125
Other operating income				13,078,951
Income tax expenses				(2,280,109)
Net loss from discontinued operation				(382,515,241)